                                                                  EXHIBIT 10.12




                             REVOLVING CREDIT NOTE


$10,000,000.00                                                September 15, 1997


         1. FOR VALUE RECEIVED, PACKAGED ICE, INC., a Texas corporation ("BORROWER"), hereby unconditionally promises to pay to the order of ZIONS FIRST NATIONAL BANK, a national banking association ("PAYEE"), at the Agent's Lending Office (as defined in the Credit Agreement defined below), the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (or, if less, so much thereof as may be advanced), in lawful money of the United States of America. Capitalized terms not defined herein shall have the meaning assigned to those terms in the Credit Agreement referred to below.

         2. The unpaid principal amount of, and accrued unpaid interest on, this Note is payable in accordance with the Credit Agreement (defined in Section 5 below).

         3. The unpaid principal balance advanced and outstanding hereunder shall bear interest from the date of advance until maturity at the rate per annum provided in the Credit Agreement that is selected by Borrower pursuant to the Credit Agreement. The interest rate specified in this section is subject to adjustment under the circumstances described in the Credit Agreement. Interest shall be computed in the manner provided in the Credit Agreement.

         4. Notwithstanding any provision contained in this Note or any other document executed or delivered in connection with this Note or in connection with the Credit Agreement, Payee shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, if Payee ever receives, collects or applies as interest any such excess, then the amount that would be excessive interest shall be applied to reduce the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full by that application, then any remaining excess shall promptly be paid to Borrower. In determining whether the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower and Payee shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note so that the interest rate is uniform throughout that term.

         5. This Note has been executed and delivered pursuant to that certain Credit Agreement (the "CREDIT AGREEMENT"), dated as of September 15, 1997, executed by and between Borrower, The Frost National Bank, as Agent ("AGENT"), Payee, and the Banks defined therein, and is one of the "Revolving Credit Notes" referred to therein, and the holder of this Note is entitled to the benefits provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a statement of (i) the obligation of Payee to advance funds hereunder, (ii) the prepayment rights and obligations of Borrower, and
(iii) the events on which the maturity of this Note may be accelerated.

         6. If the principal of, or any installment of interest on, this Note becomes due and payable on a day other than a Business Day, then the maturity thereof shall be extended to the next succeeding Business Day. If this Note, or any installment or payment due hereunder, is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, then Borrower shall pay all costs of collection, including, but not limited to, attorney's fees

                                                     ZIONS REVOLVING CREDIT NOTE
incurred by the holder of this Note. All past due principal of, and to the extent permitted by applicable law, interest on this Note shall bear interest until paid at the rate provided in the Credit Agreement.

         7. Borrower and all sureties, endorsers, guarantors and other parties ever liable for payment of any sums payable pursuant to the terms of this Note, jointly and severally waive demand, presentment for payment, protest, notice of protest, notice of acceleration, notice of intent to accelerate, diligence in collection, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         8. All Advances made by Payee, the respective Interest Periods thereof (if applicable), and all repayments of the principal thereof shall be recorded by Payee and, before any transfer hereof, endorsed by Payee on the schedule attached hereto, or on a continuation of the schedule attached to and a part hereof, provided that the failure of Payee to record any endorsement shall not affect the obligation of Borrower hereunder or under the Credit Agreement.

         9. This Note is being executed and delivered, and is intended to be performed in the State of Texas. Except to the extent that the laws of the United States may apply to the terms hereof, the substantive laws of the State of Texas shall cover the validity, construction, enforcement and interpretation of this Note.

                                    BORROWER:

                                    PACKAGED ICE, INC., a Texas corporation

                                    By:
                                       ------------------------------------
                                       James F. Stuart, Chief Executive Officer

                                                     ZIONS REVOLVING CREDIT NOTE

                                    SCHEDULE


--------------------------------------------------------------------------------
   Date           Advance         Principal Payment                 Balance
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                      3

                                                     ZIONS REVOLVING CREDIT NOTE